                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. ROSENGARTEN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                            Title                                       Date
        ---------                                            -----                                       ----
Ralph Horn                                           Chairman of the Board,                      March 19, 1999
--------------------------------------               President and Chief Executive
Ralph Horn                                           Officer and a Director
                                                     (principal executive officer)


Elbert L. Thomas, Jr.                                Executive Vice President and                March  19, 1999
--------------------------------------               Chief Financial Officer
Elbert L. Thomas, Jr.                                (principal financial officer)


James F. Keen                                        Senior Vice President and                   March  19, 1999
--------------------------------------               Controller (principal
James F. Keen                                        accounting officer)


Robert C. Blattberg
--------------------------------------              Director                                    March  19, 1999
Robert C. Blattberg


Carlos H. Cantu
--------------------------------------              Director                                    March  19, 1999
Carlos H. Cantu


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
        Signature                                            Title                                       Date
        ---------                                            -----                                       ----
George E. Cates                                      Director                                    March   19, 1999
--------------------------------------
George E. Cates


J. Kenneth Glass                                     Director                                    March   19, 1999
--------------------------------------
J. Kenneth Glass


James A. Haslam, III                                 Director                                    March   19, 1999
--------------------------------------
James A. Haslam, III


John C. Kelley, Jr.                                  Director                                    March   19, 1999
--------------------------------------
John C. Kelley, Jr.


R. Brad Martin                                       Director                                    March   19, 1999
--------------------------------------
R. Brad Martin


Joseph Orgill, III                                   Director                                    March   19, 1999
--------------------------------------
Joseph Orgill, III


Vicki R. Palmer                                      Director                                    March   19, 1999
--------------------------------------
Vicki R. Palmer


Michael D. Rose                                      Director                                    March   19, 1999
--------------------------------------
Michael D. Rose


William B. Sansom                                    Director                                    March   19, 1999
--------------------------------------
William B. Sansom



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